Filing pursuant to Rule 497(d)
                                                      1933 Act File No. 33-87762
                                                      1940 Act File No. 811-8918

Supplement to the Prospectus                          THE HIRTLE CALLAGHAN TRUST
dated November 1, 1998

The Value Equity Portfolio: Advisory Arrangements.
At a Special Meeting of the Board of Trustees ("Board") held on March 2, 1999, the Board approved the engagement of Geewax, Terker & Co. ("Geewax") to serve as an Investment Manager for The Value Equity Portfolio. Geewax will replace Hotchkis & Wiley ("Prior Manager"), which organization currently serves as a manager of that Portfolio. Geewax will serve pursuant to the terms of a portfolio management agreement ("Geewax Agreement"), which is substantially the same as the corresponding agreement between the Trust and the Prior Manager and will be compensated for its services at the same rate as the Prior Manager. Geewax is expected to assume its portfolio management responsibilities on March 8, 1999. Geewax currently also serves as an Investment Manager for The Small Capitalization Equity Portfolio.

Shareholders of The Value Equity Portfolio will be asked to approve the Geewax Agreement at a Special Meeting of Shareholders of that Portfolio on or before June 30, 1999. Under the Investment Company Act of 1940 ("Investment Company Act") if shareholder approval of the Geewax Agreement is not obtained within 120 days of the date on which the Geewax Agreement becomes effective, the Geewax Agreement will terminate. If the Geewax Agreement is approved by the shareholders of The Value Equity Portfolio, however, the Geewax Agreement will remain in effect for two years from its effective date. The Geewax Agreement will continue in effect from year to year thereafter in accordance with its terms for so long as it is approved annually by the Trusts Board of Trustees.

Geewax is a Pennsylvania general partnership whose general partners are John J. Geewax and Bruce Terker. The firm's principal offices are located at 99 Starr Street, Phoenixville, Pennsylvania 19460. As of February 26, 1999, Geewax, managed total assets of approximately $4.8 billion, of which $329 million are assets of registered investment companies. Such investment companies invest primarily in equity securities but have investment policies and strategies that may be different from those of The Value Equity Portfolio. John Geewax will be primarily responsible for providing day-to-day investment decisions for the Geewax Account. Mr. Geewax has been a general partner of Geewax, Terker & Co., since its founding in 1982.

About Municipal Securities.
The Municipal Portfolios and The Fixed Income Portfolio are subject to certain restrictions on the extent that each may invest in the securities of a single issuer or a single industry. For purposes of complying with these restrictions, these Portfolios will treat as the issuer of any Municipal Security the entity whose assets and revenues are being relied upon by purchasers of such Municipal Securities for the timely payment of interest and principal. Under certain circumstances, Municipal Securities that are supported or guaranteed by agencies of the U.S. Government, or collateralized by U.S. Government Securities may be treated as U.S. Government Securities for the purpose of complying with the diversification or concentration requirements to which these Portfolios are subject. Further information about these requirements appears in the Statement of Additional Information under the headings "Management of the Trust" and "Investment Restrictions."

About Other Permitted Investments.
Each of the portfolios of the Trust may acquire securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objectives and policies of that portfolio. Investment company securities include interests in unit investment trusts structured to reflect a specified index, such as the Standard & Poor's 500 Composite Stock Price Index Depositary Receipts ("SPDRs") or the Standard & Poor's Mid-Cap 400 Index
Depositary Receipts ("MidCap SPDRs"). SPDRs and MidCap SPDRs may be obtained from the issuing unit investment trust or purchased in the secondary market. Because the market value of these instruments is derived from the value of the equity securities held by the issuing unit investment trust, these instruments may be used by an Investment Manager to achieve market exposure pending investment. Both SPDRs and MidCap SPDRs are listed on the American Stock Exchange. Further information about these instruments is contained in the Statement of Additional Information. Generally, the Investment Company Act limits investments in instruments such as SPDRs or MidCap SPDRs to 5% of a portfolio's total assets. Provided certain requirements set forth in that Act are met, however, investments in excess of 5% of a portfolio's assets may be made.